UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2014

IRONWOOD GOLD CORP.
(Name of small business issuer specified in its charter)

Nevada	000-53267	74-3207792
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Box 730-411-Brink Street, Ashcroft BC	VOK 1A0
(Address of principal executive offices)	(Zip Code)

(250) 453-0033
(Registrant's telephone number)

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c ))

Item 4.01. Changes in Registrant's Certifying Accountant

(1) Previous Independent Auditors:

a.	On December 22, 2014, the Board of Directors dismissed Sadler Gibb & Associates, LLC, Certified Public Accountants ("Sadler Gibb") as the Company's independent accountants.

b.

Sadler Gibb's report on the financial statements for the years ended August 31, 2013 and 2012 and for the period January 18, 2007 (date of inception) through August 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through December 22, 2014, there have been no disagreements with SADLER GIBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SADLER GIBB, would have caused them to make reference thereto in their report on the financial statements. Through the interim period December 22, 2014 (the date of dismissal of the former accountant), there have been no disagreements with SADLER GIBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SADLER GIBB would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized SADLER GIBB to respond fully to the inquiries of the successor accountant.

e.	During the interim period through December 22, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to SADLER GIBB prior to the date of the filing of this Report and requested that SADLER GIBB furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On December 22, 2014, the Company's board approved engaging Liggett, Vogt & Webb P.A. ("Liggett") of New York, NY, as its new registered independent public accountant. During the years ended August 31, 2013, and 2012, and prior to December 22, 2014 (the date of the new engagement), we did not consult with Liggett regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Liggett, in either case where written or oral advice provided by Liggett would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

16.1	Letter of Sadler Gibb & Associates LLC (filed herewith)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Gold Corp.

Dated: August 3, 2015	By:	/s/ Andrew McKinnon
Andrew McKinnon
Chief Executive Officer